EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2012 (the “Report”), of FriendFinder Networks Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof I, Anthony Previte, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.           The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2.           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FriendFinder Networks Inc.

By:	/s/ Anthony Previte
Name: Anthony Previte
Chief Executive Officer

Date: August 7, 2013